NARRATIVE FOR THE  HYPOTHETICAL  ILLUSTRATION 1 - SIGNATURE  VARIABLE  UNIVERSAL
LIFE

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 250% x $5,205.72
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $4,215.17
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $351.58
- Mortality & Expense Charge****         $49.31
+ Hypothetical Rate of Return*****      ($63.56)
                                       --------
=                                        $5,206  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI
             -----               ---
             1                 $22.27
             2                 $22.28
             3                 $22.28
             4                 $22.29
             5                 $22.29
             6                 $22.30
             7                 $22.30
             8                 $22.30
             9                 $22.31
            10                 $22.31
            11                 $22.32
            12                 $22.32

             Total            $267.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.16%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            -----         --------
            1              ($5.51)
            2              ($5.47)
            3              ($5.43)
            4              ($5.39)
            5              ($5.35)
            6              ($5.32)
            7              ($5.28)
            8              ($5.24)
            9              ($5.20)
           10              ($5.16)
           11              ($5.13)
           12              ($5.09)
        Total             ($63.56)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $5,205.72
- Year 5 Surrender Charge          $1,553.20
                                   ---------
=                                     $3,653  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 250% x $6,286.64
                      = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $4,937.56
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $350.35
- Mortality & Expense Charge****         $55.84
+ Hypothetical Rate of Return*****      $300.27
                                        -------
=                                        $6,287  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month             COI
            -----             ---
            1               $22.19
            2               $22.19
            3               $22.19
            4               $22.19
            5               $22.19
            6               $22.20
            7               $22.20
            8               $22.20
            9               $22.20
           10               $22.20
           11               $22.20
           12               $22.20
            Total          $266.35

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.16%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1                $25.21
            2                $25.18
            3                $25.14

            4                $25.11
            5                $25.08
            6                $25.04
            7                $25.01
            8                $24.97
            9                $24.94
           10                $24.90
           11                $24.86
           12                $24.83
            Total           $300.27

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $6,286.64
- Year 5 Surrender Charge           $1,553.20
                                    ---------
=                                      $4,733  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 250% x $7,557.74
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $5,753.66
+ Annual Premium*                    $1,500.00
- Premium Expense Charge**              $45.00
- Monthly Deduction***                 $348.94
- Mortality & Expense Charge****        $63.20
+ Hypothetical Rate of Return*****     $761.22
                                       -------
=                                       $7,558  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $22.10
            2               $22.09
            3               $22.09
            4               $22.09
            5               $22.08
            6               $22.08
            7               $22.08
            8               $22.07
            9               $22.07
           10               $22.07
           11               $22.06
           12               $22.06
            Total          $264.94

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1. 16%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1                $62.08
            2                $62.32
            3                $62.56
            4                $62.80
            5                $63.05
            6                $63.30
            7                $63.55
            8                $63.80
            9                $64.06
           10                $64.31
           11                $64.57
           12                $64.83
        Total               $761.22

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $7,557.74
- Year 5 Surrender Charge            $1,553.20
                                     ---------
=                                       $6,005  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 250% x $5,020.35
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4      $4,079.02
+ Annual Premium*                      $1,500.00
- Premium Expense Charge**                $45.00
- Monthly Deduction***                   $404.19
- Mortality & Expense Charge****          $47.83
+ Hypothetical Rate of Return*****       ($61.65)
                                         --------
=                                         $5,020 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $26.65
            2               $26.66
            3               $26.66
            4               $26.67
            5               $26.67
            6               $26.68

            7               $26.69
            8               $26.69
            9               $26.70
           10               $26.70
           11               $26.71
           12               $26.72
        Total              $320.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.16%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1               ($5.37)
            2               ($5.33)
            3               ($5.28)
            4               ($5.24)
            5               ($5.20)
            6               ($5.16)
            7               ($5.12)
            8               ($5.07)
            9               ($5.03)
           10               ($4.99)
           11               ($4.95)
           12               ($4.91)
        Total              ($61.65)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $5,020.35
- Year 5 Surrender Charge        $1,553.20
                                 ---------
=                                   $3,467  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 250% x $6,074.17
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $4,784.63
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $402.76
- Mortality & Expense Charge****         $54.21
+ Hypothetical Rate of Return*****      $291.50
                                        -------
=                                        $6,074  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $26.55
            2               $26.56
            3               $26.56
            4               $26.56
            5               $26.56
            6               $26.56
            7               $26.56
            8               $26.57
            9               $26.57
           10               $26.57
           11               $26.57
           12               $26.57
        Total              $318.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.16%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1                $24.59
            2                $24.54
            3                $24.48
            4                $24.43
            5                $24.37
            6                $24.32
            7                $24.27
            8                $24.21
            9                $24.16
           10                $24.10
           11                $24.05
           12                $23.99
            Total           $291.50

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $6,074.17
- Year 5 Surrender Charge       $1,553.20
                                ---------
=                                  $4,521  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $200,000 or 250% x $7,314.43
                      = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $5,582.32
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $401.12
- Mortality & Expense Charge****         $61.41

+ Hypothetical Rate of Return*****      $739.63
                                        -------
=                                        $7,314  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $26.44
            2               $26.44
            3               $26.44
            4               $26.43
            5               $26.43
            6               $26.43
            7               $26.43
            8               $26.42
            9               $26.42
           10               $26.42
           11               $26.41
           12               $26.41
            Total          $317.12

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.16%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1                $60.56
            2                $60.75
            3                $60.94
            4                $61.13
            5                $61.33
            6                $61.53
            7                $61.73
            8                $61.93

            9                $62.13
           10                $62.33
           11                $62.54
           12                $62.74
            Total           $739.63

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $7,314.43
- Year 5 Surrender Charge      $1,553.20
                               ---------
=                                 $5,761  (rounded to the nearest dollar)